EXECUTION COPY

GUARANTEE

This Guarantee (“Guarantee”) is made as of February 9, 2017, by Gold Torrent, Inc., a Nevada corporation (“Guarantor”), to and for the benefit of CRH FUNDING II PTE. LTD., a Singapore private limited company (“Beneficiary”).

RECITALS

WHEREAS, Guarantor is party to a limited liability company operating agreement with Miranda U.S.A., Inc. (“Miranda”), under which the Company and Miranda formed Alaska Gold Torrent LLC, a joint venture limited liability company (“JV Co”), to develop the Lucky Shot Project;

WHEREAS, Guarantor, Beneficiary, and CRH MEZZANINE PTE. LTD., a Singapore private limited company (the “Preferred Note Holder”), are parties to that certain Convertible Note Purchase and Investment Agreement dated February 9, 2017 (the “Securities Purchase Agreement”), pursuant to which, among other things: (a) Guarantor borrowed US$2,000,000 from Preferred Note Holder, which is evidenced by a Secured Convertible Preferred Note dated February 9, 2017 (the “Preferred Note”), (b) Beneficiary will invest up to US$11,250,000 in JV Co, under the terms of a Gold and Silver Prepayment Agreement dated February 9, 2017 (the “Streaming Agreement”), to fund certain development activities on the Willow Creek Project (as defined in the Streaming Agreement); and (c) Guarantor has granted the Preferred Note Holder a security interest in all of Guarantor’s assets, including a pledge of its membership interests in JV Co, under the terms of a Security and Pledge Agreement dated February 9, 2017, to secure Guarantor’s obligations to Preferred Note Holder under the Securities Purchase Agreement, the Preferred Note, an Investor Rights Agreement and this Guarantee;

WHEREAS as a condition to the completion of certain transactions contemplated pursuant to the Securities Purchase Agreement, Guarantor has agreed to grant certain rights set out herein to the Beneficiary to guarantee the obligations of JV Co under the Streaming Agreement on the terms and subject to the conditions set out in this Guarantee; and

WHEREAS, this Guarantee is being entered into and executed by the parties pursuant to and in satisfaction of their respective obligations under Section 5.1(j) of the Securities Purchase Agreement and hereby memorialize the final terms and conditions with respect to the Guarantee as set forth herein.

NOW, THEREFORE, for and in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor agrees as follows:

1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein that are defined in the Securities Purchase Agreement or the Streaming Agreement (as context dictates) shall have their respective meanings as therein defined.

2. Guarantee. Guarantor hereby irrevocably and unconditionally guarantees to Beneficiary, its successors and assigns, the full and prompt payment, delivery and performance when due, whether by acceleration or otherwise, of all of JV Co’s obligations under the Streaming Agreement and any agreements, contracts, mortgages, security interests and other obligations contemplated under the Streaming Agreement (collectively, the “Obligations”). If at any time JV Co fails, neglects or refuses to timely or fully perform any of the Obligations as expressly provided in the terms and conditions of the Streaming Agreement, then upon receipt of written notice from Beneficiary specifying the failure, Guarantor shall perform, or cause to be performed, any such Obligation as required pursuant to the terms and conditions of the Streaming Agreement and any agreements, contracts, mortgages, security interests and other obligations contemplated under the Streaming Agreement (collectively, the “Streaming Documents”).

3. Continuing Guarantee. This Guarantee is a continuing Guarantee by Guarantor of the Obligations. Guarantor hereby consents and agrees that the following actions may be undertaken from time to time without notice to Guarantor:

(a) The Streaming Documents may be amended in accordance with its terms to increase or decrease the obligations of Beneficiary or JV Co thereunder; and

(b) Beneficiary and JV Co may compromise or settle any unpaid or unperformed Obligation or any other obligation or amount due or owing, or claimed to be due or owing, under the Streaming Documents.

Any other suretyship defenses are hereby waived by the Guarantor.

4. Waivers. Guarantor hereby waives the defenses under this Guarantee of promptness, diligence, presentment, demand for payment, protest, notice of dishonor, notice of default, notice of acceptance, notice of intent to accelerate, notice of acceleration, notice of the incurring of the Obligations created under or pursuant to the Streaming Documents and all other notices whatsoever. With respect to any claim, action or proceeding against Guarantor in connection with this Guarantee, Guarantor shall be entitled to assert only those defenses (other than defenses arising from (i) bankruptcy or insolvency of the JV Co, (ii) failure of the JV Co to have corporate power to enter into the Transaction, or (iii) failure of the JV Co to have authorized the Transactions or to have obtained any approval necessary to enter into and perform the Transactions) that JV Co would be able to assert if such claim, action or proceeding were to be asserted or instituted against JV Co based upon the Streaming Documents.

5. Guarantee of Payment and Performance. Guarantor agrees that this is a Guarantee of payment and performance and not merely a Guarantee of collection. The liability of Guarantor under this Guarantee shall not be conditional or contingent upon the pursuit of any remedy against JV Co.

6. Statute of Limitations. Guarantor agrees that payment or performance of any of the Obligations or other acts that toll any statute of limitations applicable to the Obligations or the Streaming Documents shall also toll the statute of limitations applicable to Guarantor’s liability under this Guarantee.

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7. Representations and Warranties. Guarantor additionally represents and warrants to Beneficiary as follows:

(a) Guarantor is a corporation duly organized, validly existing, authorized to do business and in good standing under the laws of the State of Nevada.

(b) Guarantor has the requisite corporate power and authority to own its property and assets, transact the business in which it is engaged and to enter into this Guarantee and carry out its obligations hereunder. The execution, delivery, and performance of this Guarantee have been duly and validly authorized and no other corporate proceedings on the part of Guarantor or its affiliates are necessary to authorize this Guarantee.

(c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body or third party is required for the due execution, delivery and performance by Guarantor of this Guarantee.

(d) This Guarantee, when executed, shall constitute a valid and binding agreement of Guarantor, enforceable against Guarantor in accordance with the terms of this Guarantee, except as may be limited by bankruptcy or insolvency or by other laws affecting the rights of creditors generally and except as may be limited by the availability of equitable remedies.

(e) As of the date hereof, the execution, delivery, and performance of this Guarantee does not and will not (i) result in a default, breach or violation of the certificate or articles of incorporation or bylaws of Guarantor, (ii) constitute an event which would permit any person or entity to terminate rights or accelerate the performance or maturity of any indebtedness or obligation of Guarantor, the effect of which would materially affect Guarantor’s ability to meet its obligations under this Guarantee, or (iii) constitute an event which would require any consent of a third party or under any agreement to which Guarantor is bound, the absence of which consent would materially and adversely affect Guarantor’s ability to meet its obligations under this Guarantee.

8. Amendment. No amendment of any provision of this Guarantee shall be effective unless it is in writing and signed by Guarantor, Beneficiary and any permitted assignee of Beneficiary’s rights hereunder, and no waiver of any provision of this Guarantee, and no consent to any departure by Guarantor therefrom, shall be effective unless it is in writing and signed by Beneficiary and any permitted assignee of Beneficiary’s rights hereunder.

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9. Termination. This Guarantee is a continuing Guarantee and (a) shall remain in full force and effect until payment in full of all of the Obligations, (b) shall be binding upon Guarantor and its successors and (c) shall inure to the benefit of and be enforceable by Beneficiary and its successors and assigns. The Guarantor further agrees that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment or any part thereof, of any Obligations or interest thereon, is rescinded or must otherwise be restored or returned by Beneficiary upon the bankruptcy, insolvency, dissolution or reorganization of the JV Co. Neither Guarantor nor Beneficiary may assign its rights or delegate its duties without the written consent of the other party. Notwithstanding the previous sentence or any other provisions hereof, Beneficiary may assign its rights and delegate its duties (if any) hereunder, upon notice to, but without the consent of, Guarantor, to any assignee to which Beneficiary is permitted to assign its rights under the Streaming Documents under the terms thereof or as to which JV Co has otherwise consented.

10. Revival and Reinstatement. If the incurrence or payment of the Obligations or the obligations of the Guarantor under this Guarantee by the Guarantor or the transfer by the Guarantor to the Beneficiary of any property of the Guarantor should for any reason subsequently be declared to be void or voidable under any state, federal, provincial or territorial law relating to creditors’ rights, including provisions of any bankruptcy, insolvency or other similar law or similar Canadian insolvency law relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a “Voidable Transfer”), and if the Beneficiary is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Beneficiary is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of the Beneficiary related thereto, the liability of the automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

11. Subrogation. The Guarantor will not exercise any rights that he may now or hereafter acquire against JV Co that arise from the existence, payment, performance or enforcement of the Guarantor’s obligations under this Guarantee, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from JV Co, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Obligations and all other amounts payable under this Guarantee shall have been indefeasibly paid in full.

12. Subordination. The Guarantor hereby subordinates any and all obligations owed to the Guarantor by JV Co (the “Subordinated Obligations”) to the Obligations to the extent that the Obligations (including post-petition interest) are paid in full in any proceeding under any bankruptcy, insolvency or other similar law or similar debtor relief laws or upon any default or event of default to the Beneficiary before the Guarantor receives any payment on account of the Subordinated Obligations. Any sum paid to the Guarantor in violation of this Section shall be held in trust for the benefit of the Beneficiary, segregated from other funds of the Guarantor, and promptly paid or delivered to the Beneficiary in the same form as so received to be credited against the Obligations.

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13. Primary Obligations. This Guarantee is a primary and original obligation of the Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing Guarantee of payment and performance which shall remain in full force and effect without respect to future changes in conditions. The Guarantor hereby agrees that it is directly liable to the Beneficiary, that the obligations of the Guarantor hereunder are independent of the obligations of JV Co, and that a separate action may be brought against the Guarantor, whether such action is brought against JV Co or whether JV Co is joined in such action. The Guarantor hereby agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by the Beneficiary of whatever remedies it may have against JV Co, or the enforcement of any lien or realization upon any security by the Beneficiary. The Guarantor hereby agrees that any release which may be given by the Beneficiary to JV Co, or with respect to any property or asset subject to a Lien, shall not release the Guarantor. The Guarantor consents and agrees that the Beneficiary shall have no obligation to marshal any property or assets of any JV Co in favor of the Guarantor, or against or in payment of any or all of the Obligations.

14. Payments; Application. All payments to be made hereunder by the Guarantor shall be made in Dollars, in immediately available funds, and without deduction (whether for taxes or otherwise) or offset and shall be applied to the Obligations in accordance with the terms of the Streaming Documents.

15. Attorneys Fees and Costs. Fees and expenses incurred by the Beneficiary in connection with the Guarantee shall be paid by the Guarantor or any affiliate thereof. If (a) this Guarantee is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or Beneficiary otherwise takes action to collect amounts due under this Guarantee or to enforce the provisions of this Guarantee or (b) there occurs any bankruptcy, reorganization, receivership of Guarantor or other proceedings affecting Guarantor creditors’ rights and involving a claim under this Guarantee, then Guarantor shall pay the costs incurred by Beneficiary for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, reasonable attorneys’ fees and disbursements.

16. Cumulative Remedies. No remedy under this Guarantee, under the Streaming Documents, or any other document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guarantee, under the Streaming Documents, or any other document, and those provided by law. No delay or omission by the Beneficiary on behalf thereof to exercise any right under this Guarantee shall impair any such right nor be construed to be a waiver thereof. No failure on the part of the Beneficiary on behalf thereof to exercise, and no delay in exercising, any right under this Guarantee shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guarantee preclude any other or further exercise thereof or the exercise of any other right.

17. Severability of Provisions. Each provision of this Guarantee shall be severable from every other provision of this Guarantee for the purpose of determining the legal enforceability of any specific provision.

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18. Entire Agreement; Amendments. This Guarantee constitutes the entire agreement between parties pertaining to the subject matter contained herein. This Guarantee may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by the Guarantor and the Beneficiary. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guarantee shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

19. Successors and Assigns. This Guarantee shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Beneficiary; provided, however, the Guarantor shall not assign this Guarantee or delegate any of its duties hereunder without Beneficiary’s prior written consent and any unconsented assignment shall be absolutely null and void. In the event of any assignment, participation, or other transfer of rights by the Beneficiary, the rights and benefits herein conferred upon the Beneficiary shall automatically extend to and be vested in such assignee or other transferee.

20. No Third Party Beneficiary. This Guarantee is solely for the benefit of the Beneficiary, and each of their successors and assigns and may not be relied on by any other Person.

21. Costs and Expenses; Indemnity. The Guarantor shall indemnify and hold the Beneficiary harmless from and against any and all claims, losses and liabilities (including reasonable attorneys’ fees) growing out of or resulting from the Guarantee (including enforcement of the Guarantee) or the Beneficiary’s actions pursuant hereto, except claims, losses or liabilities resulting from the Beneficiary’s fraud, gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Any liability of the Guarantor to indemnify and hold the Beneficiary harmless pursuant to the preceding sentence shall be part of the Obligations secured by the Security Agreement. The obligations of the Guarantor under this Section shall survive any termination of this Guarantee.

22. Governing Law. THIS GUARANTEE IS TO BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW. AT THE OPTION OF THE BENEFICIARY, THIS GUARANTEE MAY BE ENFORCED IN ANY FEDERAL COURT OR ANY NEW YORK STATE COURT SITTING IN NEW YORK COUNTY, NEW YORK; AND THE GUARANTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT THE VENUE IN SUCH FORUMS IS NOT CONVENIENT. IF THE GUARANTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS GUARANTEE, THE BENEFICIARY AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR, IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

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23. Waiver of Jury Trial. EACH OF THE GUARANTOR AND THE BENEFICIARY, BY ITS ACCEPTANCE OF THIS Guarantee, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS Guarantee OR THE TRANSACTIONS CONTEMPLATED HEREBY.

24. Notices. Any notice or other communication in respect of this Guarantee shall be given in accordance with the terms set forth in the Put Option Agreement.

25. Counterparts. This Guarantee may be executed in any number of counterparts, each of which when so executed shall be deemed to constitute one and the same Guarantee. Delivery by facsimile or other electronic transmission by any of the parties hereto of an executed counterpart of this Guarantee shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered.

26. General. All representations and warranties contained in the Guarantee shall survive the execution, delivery and performance of the Guarantee. The Guarantor waives notice of the acceptance of this Guarantee by the Beneficiary. Captions in the Guarantee are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Guarantee.

[The next page is the signature page.]

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IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has executed this Guarantee as of the date first written above.

GOLD TORRENT, INC.

By:
Name:
Title:

ACCEPTED:

CRH FUNDING II PTE. LTD.

By:

Name:

Title:

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